UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934.

DATE OF REPORT:  AUGUST 7, 2009  (Date of earliest event reported)

THE ITALIAN OVEN, INC.
(Exact name of registrant as specified in its charter)

PA                                          0-27182                  25-1624305
                                                  (State or other jurisdiction                          (Commission File         IRS Employer
of incorporation)                                      Number)             Identification Number)

196 WEST ASHLAND STREET, DOYLESTOWN, PA 18901
(Address of principal executive offices)

267-864-7737
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            The Italian Oven Inc. (Pink Sheets:  IOVE) and its operating subsidiary Italian Oven Travel & Entertainment Corp. entered into a material definitive agreement with Travel Impressions, Ltd., a subsidiary of American Express, to provide travel related offerings on the internet domain www.reservations.cr operated by Domain Management, a subsidiary of IOVE.  Under the terms of the agreement, users of www.reservations.cr will be able to reserve and book flights and hotel rooms using their credit card.  While www.reservations.cr is currently operational, it is in beta testing and is being modified.  Travel Impressions will modify their engine to display the Italian Oven Travel & Entertainment Corp. name and contact information on the top of the booking engine, most likely within three weeks.  Under the terms of the agreement, Travel Impressions will provide booking commissions to IOVE for travel booked from the Travel Impressions reservation system on www.reservations.cr.

ITEM 3.03  MATERIAL MODIFICATION TO RIGHTS OF SHAREHOLDERS

             The Italian Oven, Inc. (Pink Sheets:  IOVE) today announced it extended its share issuance moratorium until January 15, 2010.  By resolution dated May 13, 2009, no additional common stock was authorized to be issued by the company for a period of at least six (6) months.  This period was extended by resolution dated August 1, 2009.  As such, effective August 7, 2009 the number of shares issued and outstanding are:  Total number of common shares are 938,291,700 which are broken down as follows:  Restricted common belonging to My Pleasure Limited, United Kingdom:  500,000,000, public float shares  325,161,800 (held by CEDE & Company), certificate shares 113,129,900 (70,546,600 restricted, 42,583,300 unrestricted).

             WARNING:  IOVE constitutes an extremely speculative investment and the company's debt equals or is greater than its assets.  The company is only now redeveloping its business operations after years of dormancy.  This filing is not an offer to buy or sell securities.  This release includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by phrases such as TI or its management "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, statements herein that describe the Company's business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act
of 1934, the registrant has duly caused this report to be
signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 7, 2009

THE ITALIAN OVEN, INC.

By: /s/ Joanna Chmielewska
Joanna Chmielewska, President

          Yahoo Messenger:  theitalianoven
          AIM:   IOVNinvestors
          ICQ:   576757259
          MECA Messenger:  italianoven
          MSN:  theitalianoven (at) live.com
          Twitter:  italianoven
          web:  www.theitalianoveninc.com
          fax:  1-267-371-5168